UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 14, 2019

Jagged Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37995	81-3943703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Lawrence Street, Suite 1800 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 215-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	JAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On October 14, 2019, Jagged Peak Energy Inc., a Delaware corporation (“Jagged Peak”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Parsley Energy, Inc., a Delaware corporation (“Parsley”), and Jackal Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parsley (“Merger Sub”), pursuant to which (i) Merger Sub will merge with and into Jagged Peak (the “Merger”), with Jagged Peak surviving the Merger as a wholly owned subsidiary of Parsley organized under the laws of the state of Delaware (the “Surviving Corporation”) and (ii) following the Merger, the Surviving Corporation will merge with and into wholly owned limited liability company subsidiary of Parsley organized under the laws of the state of Delaware (“LLC Sub” and such merger, the “LLC Sub Merger”), with LLC Sub continuing as the surviving entity in the LLC Sub Merger and a wholly owned subsidiary of Parsley.

On the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Merger, each share of Jagged Peak common stock, par value $0.01 per share (“Jagged Peak Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (excluding certain Excluded Shares and Non-Cancelled Shares (each, as defined in the Merger Agreement)) shall be converted into the right to receive from Parsley 0.447 fully-paid and nonassessable shares of Class A common stock, par value $0.01 per share, of Parsley (“Parsley Class A Common Stock”), with cash to be paid in lieu of fractional shares.

The Merger Agreement contains customary representations and warranties of Parsley and Jagged Peak relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Parsley and Jagged Peak, including covenants relating to conducting their respective businesses in the ordinary course and to refrain from taking certain actions without the other party’s consent. The Merger Agreement also contains covenants of Jagged Peak not to solicit proposals relating to alternative transactions or, subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative transactions and, subject to certain exceptions, to recommend that its stockholders approve and adopt the Merger Agreement. The Merger Agreement also contains covenants of Parsley not to solicit proposals relating to alternative transactions or enter into discussions concerning or provide information in connection with alternative transactions and, subject to certain exceptions, to recommend that its stockholders approve the issuance of Parsley Class A Common Stock in connection with the Merger.

The completion of the Merger is subject to certain customary mutual conditions, including (i) the receipt of the required approvals from Jagged Peak’s and Parsley’s stockholders, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Act and any other applicable antitrust laws, (iii) the absence of any governmental order or law that makes consummation of the Merger illegal or otherwise prohibited, (iv) Parsley’s registration statement on Form S-4 having been declared effective by the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, (v) Parsley Class A Common Stock issuable in connection with the Merger having been authorized for listing on the New York Stock Exchange, upon official notice of issuance, and

(vi) the receipt by each party of a customary opinion that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. tax code. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

Prior to, but not after, the adoption of the Merger Agreement by Jagged Peak’s stockholders, the board of directors of Jagged Peak (the “Jagged Peak Board”) may withhold, withdraw, qualify or modify its recommendation that Jagged Peak’s stockholders adopt the Merger Agreement as result of (i) a Company Superior Proposal or (ii) a Company Intervening Event (as each is defined in the Merger Agreement), if the Jagged Peak Board determines that the failure to make such a change of recommendation would be inconsistent with the fiduciary duties owed by the Jagged Peak Board to Jagged Peak’s stockholders under applicable law, subject to complying with certain notice and other specified conditions, including giving Parsley the opportunity to propose revisions to the Merger Agreement during a match right period.

Prior to, but not after, the approval of the issuance of Parsley Class A Common Stock in connection with the Merger by Parsley’s stockholders, the board of directors of Parsley (the “Parsley Board”) may withhold, withdraw, qualify or modify its recommendation that Parsley’s stockholders approve the issuance of Parsley Class A Common Stock in connection with the Merger as result of a Parent Intervening Event (as defined in the Merger Agreement), if the Parsley Board determines that the failure to make such a change of recommendation would be inconsistent with the fiduciary duties owed by the Parsley Board to Parsley’s stockholders under applicable law, subject to complying with certain notice and other specified conditions, including giving Jagged Peak the opportunity to propose revisions to the terms of the Merger Agreement during a match right period.

The Merger Agreement contains termination rights for each of Parsley and Jagged Peak, including, among others, if the consummation of the Merger does not occur on or before May 14, 2020 (the “Outside Date”). Upon termination of the Merger Agreement under specified circumstances, including, generally, the termination by Parsley in the event of a change of recommendation by the Jagged Peak Board, Jagged Peak would be required to pay Parsley a termination fee of $57,435,000. Upon termination of the Merger Agreement under specified circumstances, including the termination by Jagged Peak in the event of a change of recommendation by Parsley Board, Parsley would be required to pay Jagged Peak a termination fee of $189,035,000. Upon termination of the Merger Agreement by either Parsley or Jagged Peak following a failure to obtain the Company Stockholder Approval (as defined in the Merger Agreement), Jagged Peak would be required to pay Parsley expenses in the amount of $16,410,000. Upon termination of the Merger Agreement by either Parsley or Jagged Peak following a failure to obtain the Parent Stockholder Approval (as defined in the Merger Agreement), Parsley would be required to pay Jagged Peak expenses in the amount of $54,010,000.

Prior to the Effective Time, Parsley is required to take all necessary corporate action so that upon and after the Effective Time, the size of Parsley Board is increased by two members (each determined to be independent by the Parsley Board and mutually agreed upon between Jagged Peak and Parsley), and, prior to the consummation of the Merger, (i) one member of the Jagged Peak Board is appointed to the Parsley Board as a Class II director, with a term ending at the 2022 annual meeting of Parsley stockholders, to fill the vacancy created by such increase and with such new Class II director to be appointed to the Nominating, Environmental, Social and Governance Committee of the Parsley Board and (ii) one member of the Jagged Peak Board is appointed to Parsley Board as a Class I director, with a term ending at the 2021 annual meeting of Parsley, to fill the other vacancy on the Parsley Board created by such increase and with such new Class I director being appointed to the Reserves Committee of the Parsley Board.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Voting and Support Agreements

As an inducement to Parsley and Jagged Peak entering into the Merger Agreement, on October 14, 2019, Q-Jagged Peak (“Quantum”) which beneficially owns, in the aggregate, approximately 69% of the outstanding Jagged Peak Common Stock entered into a Voting and Support Agreement with Parsley (the “Quantum Voting

Agreement”), by and among Parsley, Jagged Peak, Merger Sub and Quantum, pursuant to which Quantum has agreed to vote its shares in favor of the matters to be submitted to Jagged Peak’s stockholders in connection with the Merger, subject to the terms and conditions set forth in the Quantum Voting Agreement.

The Quantum Voting Agreement provides that if the Jagged Peak Board changes its recommendation with regard to Jagged Peak stockholders’ approval of the Merger Agreement, then the number of Quantum’s shares of Jagged Peak Common Stock subject to the obligations under the Quantum Voting Agreement will be reduced such that the aggregate number of shares required to vote in favor of the Merger under the Voting Agreements will be equal to the sum of (a) the number of shares that would represent 34% of the aggregate voting power of the outstanding shares of the Jagged Peak Common Stock plus (b) the number of shares, the aggregate voting power of which, as a percentage of the aggregate voting power of all shares not covered by clause (a), is equal to the percentage of aggregate voting power with respect to all outstanding shares of Jagged Peak Common Stock held by stockholders of Jagged Peak voting in favor of the Merger.

Additionally, as an inducement to Parsley and Jagged Peak entering into the Merger Agreement, on October 14, 2019, Bryan Sheffield, executive chairman of Parsley, who beneficially owns, in the aggregate, approximately 10% of the outstanding Parsley Class A Common Stock and Class B Common Stock, together, entered into a Voting and Support Agreement with Jagged Peak (the “Sheffield Voting Agreement”), by and among Parsley, Jagged Peak, Merger Sub and Bryan Sheffield, pursuant to which Mr. Sheffield has agreed to vote his shares in favor of the matters to be submitted to Parsley’s stockholders in connection with the Merger, subject to the terms and conditions set forth in the Sheffield Voting Agreement.

The summaries of the Quantum Voting Agreement and Sheffield Voting Agreement are qualified in their entirety by reference to the full text of the Quantum Voting Agreement and Sheffield Voting Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

Item 5.01.            Changes in Control of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.            Regulation FD Disclosure.

On October 14, 2019, Jagged Peak and Parsley issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between Jagged Peak and Parsley. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

In connection with the Transaction, Parsley will file with the SEC a registration statement on Form S-4, that will include a joint proxy statement of Jagged Peak and Parsley and a prospectus of Parsley. The Transaction will be submitted to Jagged Peak’s stockholders and Parsley’s stockholders for their consideration. Jagged Peak and Parsley may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Parsley and Jagged Peak. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Parsley or Jagged Peak may file with the SEC or send to stockholders of Parsley or Jagged Peak in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF JAGGED PEAK AND PARSLEY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY

STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Parsley or Jagged Peak through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Jagged Peak will be made available free of charge on Jagged Peak’s website at http://www.jaggedpeakenergy.com, under the heading “SEC Filings,” or by directing a request to Investor Relations, Jagged Peak Energy Inc., 1401 Lawrence Street, Suite 1800, Denver, CO 80202, Tel. No. (720) 215-3754. Copies of documents filed with the SEC by Parsley will be made available free of charge on Parsley’s website at http://www.parsleyenergy.com/investors or by directing a request to Investor Relations, Parsley Energy, Inc., 303 Colorado Street, Suite 3000, Austin, TX 78701, Tel. No. (512) 505-5199.

Participants in the Solicitation

Parsley, Jagged Peak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding Jagged Peak’s directors and executive officers is contained in the proxy statement for Jagged Peak’s 2019 Annual Meeting of Stockholders filed with the SEC on April 10, 2019, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Jagged Peak’s website at http://www.jaggedpeakenergy.com. Information regarding Parsley’s executive officers and directors is contained in the proxy statement for the Parsley’s 2019 Annual Meeting of Stockholders filed with the SEC on April 8, 2019 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Parsley’s website at http://www.parsleyenergy.com/investors.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

Forward-Looking Statements and Cautionary Statements

This Current Report on Form 8-K (“Form 8-K”) may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the benefits of the Transaction, Jagged Peak’s and Parsley’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Parsley or Jagged Peak expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Parsley may not approve the issuance of new shares of common stock in the Transaction or that stockholders of Jagged Peak may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Parsley’s common stock or Jagged Peak’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Parsley and Jagged Peak to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Parsley’s or Jagged Peak’s control, including those detailed in Parsley’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at http://www.parsleyenergy.com/investors and on the SEC’s website at http://www.sec.gov, and those detailed in Jagged Peak’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Jagged Peak’s website at http://www.jaggedpeakenergy.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Parsley or Jagged Peak believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Parsley and Jagged Peak undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 14, 2019, among Parsley, Merger Sub and Jagged Peak.
10.1	Voting and Support Agreement, dated October 14, 2019, by and among Parsley, Jagged Peak, Merger Sub and Quantum.
10.2	Voting and Support Agreement, dated October 14, 2019, by and among Parsley, Jagged Peak, Merger Sub and Bryan Sheffield.
99.1	Press Release, dated October 14, 2019, announcing entry into the Merger Agreement.

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Jagged Peak hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGGED PEAK ENERGY INC.

Dated: October 15, 2019	By:	/s/ Christopher I. Humber
Christopher I. Humber
Executive Vice President, General Counsel & Secretary